Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350
OF CHAPTER 63 OF TITLE 18 UNITED STATES CODE

In connection with the Quarterly Report on Form 10-Q of Epicor Software Corporation (the “Company”) for the quarterly period ended December 31, 2013 (the “Report”), I, Joseph L. Cowan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2014

By:	/s/ Joseph L. Cowan
Name:	Joseph L. Cowan
Title:	Chief Executive Officer and Director